                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM T-1
                                       --------

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

                          _______________________________

                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

         A NATIONAL BANKING ASSOCIATION                    36-0899825
                                                        (I.R.S. EMPLOYER
                                                      IDENTIFICATION NUMBER)

    ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS            60670-0126
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                          _______________________________

                                    TDS CAPITAL I
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

     DELAWARE                                TO BE APPLIED FOR
    (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)          IDENTIFICATION NUMBER)


    SUITE 4000
    30 NORTH LASALLE STREET
    CHICAGO, ILLINOIS                                 60602
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


                                 PREFERRED SECURITIES
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.,
         Federal Deposit Insurance Corporation,
         Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A
         PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by
              Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 15th day of October, 1997.

              THE FIRST NATIONAL BANK OF CHICAGO,
              TRUSTEE

              By  /s/ John R. Prendiville
                 ------------------------
                   John R. Prendiville
                   Vice President


* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                 EXHIBIT 6



                    THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT


                                            October 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

    In connection with the qualification of an indenture between TDS Capital I and The First National Bank of Chicago, the undersigned, in accordance with
Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                          Very truly yours,

                          THE FIRST NATIONAL BANK OF CHICAGO

                          By   /s/ John R. Prendiville
                             -------------------------
                               John R. Prendiville
                               Vice President

                                    EXHIBIT 7

Legal Title of Bank:     The First National Bank of Chicago           Page RC-1
Call Date:               06/30/97
ST-BK:                   17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0303
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                         DOLLAR AMOUNTS IN                       C400
                                                                             THOUSANDS           RCFD        BIL MIL THOU
                                                                         -----------------       ----        ------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1) . . . .                             0081         4,415,563      1.a.
    b. Interest-bearing balances(2). . . . . . . . . . . . . . . . .                             0071         7,049,275      1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) . .                             1754                 0      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D).                             1773         4,455,173      2.b.
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                                       1350         4,604,233      3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 2122 24,185,099                                4.a.
    b. LESS: Allowance for loan and lease losses . . . . . . . . . .     RCFD 3123    423,419                                4.b.
    c. LESS: Allocated transfer risk reserve . . . . . . . . . . . .     RCFD 3128          0                                4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . .                             2125        23,761,680      4.d.
5.  Trading assets (from Schedule RD-D). . . . . . . . . . . . . . .                             3545         6,930,216      5.
6.  Premises and fixed assets (including capitalized leases) . . . .                             2145           705,704      6.
7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . .                             2150             7,960      7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) . . . . . . . . . . . . . . . . .                             2130            64,504      8.
9.  Customers' liability to this bank on acceptances outstanding . .                             2155           562,251      9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . .                             2143           283,716     10.
11. Other assets (from Schedule RC-F). . . . . . . . . . . . . . . .                             2160         1,997,778     11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . .                             2170        54,837,423     12.

_______________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:     The First National Bank of Chicago           Page RC-2
Call Date:               06/30/97
ST-BK:                   17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0303
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                         DOLLAR AMOUNTS IN
                                                                             THOUSANDS                       BIL MIL THOU
                                                                         -----------------                   ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) . . . . . . . . . . . . . . . . .                         RCON 2200       21,852,164      13.a
       (1) Noninterest-bearing(1). . . . . . . . . . . . . . . . . .    RCON 6631  9,474,510                                 13.a.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . . . . . .    RCON 6636 12,377,654                                 13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II). . . . . . . . . . . . . .                         RCFN 2200       13,756,280      13.b.
       (1) Noninterest bearing . . . . . . . . . . . . . . . . . . .    RCFN 6631    330,030                                 13.b.1
       (2) Interest-bearing. . . . . .       . . . . . . . . . . . .    RCFN 6636 13,426,250                                 13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                           RCFD 2800        3,827,159      14
15. a. Demand notes issued to the U.S. Treasury                                              RCON 2840           40,307      15.a
    b. Trading Liabilities(from Schedule RC-D) . . . . . . . . . . .                         RCFD 3548        4,985,577      15.b
16. Other borrowed money:
    a. With original maturity of one year or less. . . . . . . . . .                         RCFD 2332        2,337,018      16.a
    b. With original  maturity of than one year through three years.                              A547          265,393      16.b
    c.  With a remaining maturity of more than three years . . . . .                              A548          322,175      16.c
17. Not applicable
18. Bank's liability on acceptance executed and outstanding. . . . .                         RCFD 2920          562,251      18
19. Subordinated notes and debentures (2). . . . . . . . . . . . . .                         RCFD 3200        1,700,000      19
20. Other liabilities (from Schedule RC-G) . . . . . . . . . . . . .                         RCFD 2930          929,875      20
21. Total liabilities (sum of items 13 through 20) . . . . . . . . .                         RCFD 2948       50,618,199      21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus. . . . . . . . . .                         RCFD 3838                0      23
24. Common stock . . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 3230          200,858      24
25. Surplus (exclude all surplus related to preferred stock) . . . .                         RCFD 3839        2,948,616      25
26. a. Undivided profits and capital reserves. . . . . . . . . . . .                         RCFD 3632        1,059,214      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities. . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 8434           12,788      26.b.
27. Cumulative foreign currency translation adjustments. . . . . . .                         RCFD 3284           (2,252)     27
28. Total equity capital (sum of items 23 through 27). . . . . . . .                         RCFD 3210        4,219,224      28
29. Total liabilities and equity capital (sum of items 21 and 28). .                         RCFD 3300       54,837,423      29

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below
    that best describes the most comprehensive level of auditing work                                          Number
    performed for the bank by independent external auditors as of any                                          ------
    date during 1996 . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 6724           N/A         M.1.

1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company      5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing        auditors
    standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company            auditors
    (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in             8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

_______________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM T-1
                                       --------

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

                                 ---------------------

                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

         A NATIONAL BANKING ASSOCIATION                    36-0899825
                                                        (I.R.S. EMPLOYER
                                                      IDENTIFICATION NUMBER)

    ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS            60670-0126
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                 ---------------------

                                    TDS CAPITAL II
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

     DELAWARE                                TO BE APPLIED FOR
    (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)          IDENTIFICATION NUMBER)


    SUITE 4000
    30 NORTH LASALLE STREET
    CHICAGO, ILLINOIS                                 60602
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


                                 PREFERRED SECURITIES
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.,
         Federal Deposit Insurance Corporation,
         Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A
         PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by
              Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 15th day of October, 1997.

              THE FIRST NATIONAL BANK OF CHICAGO,
              TRUSTEE

              By  /s/ John R. Prendiville
                 ------------------------
                   John R. Prendiville
                   Vice President


* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                 EXHIBIT 6



                    THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT


                                            October 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

    In connection with the qualification of an indenture between TDS Capital II and The First National Bank of Chicago, the undersigned, in accordance with
Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                          Very truly yours,

                          THE FIRST NATIONAL BANK OF CHICAGO

                          By   /s/ John R. Prendiville
                             -------------------------
                               John R. Prendiville
                               Vice President

                                    EXHIBIT 7

Legal Title of Bank:     The First National Bank of Chicago           Page RC-1
Call Date:               06/30/97
ST-BK:                   17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0303
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                         DOLLAR AMOUNTS IN                       C400
                                                                             THOUSANDS           RCFD        BIL MIL THOU
                                                                         -----------------       ----        ------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1) . . . .                             0081         4,415,563      1.a.
    b. Interest-bearing balances(2). . . . . . . . . . . . . . . . .                             0071         7,049,275      1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) . .                             1754                 0      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D).                             1773         4,455,173      2.b.
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                                       1350         4,604,233      3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 2122 24,185,099                                4.a.
    b. LESS: Allowance for loan and lease losses . . . . . . . . . .     RCFD 3123    423,419                                4.b.
    c. LESS: Allocated transfer risk reserve . . . . . . . . . . . .     RCFD 3128          0                                4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . .                             2125        23,761,680      4.d.
5.  Trading assets (from Schedule RD-D). . . . . . . . . . . . . . .                             3545         6,930,216      5.
6.  Premises and fixed assets (including capitalized leases) . . . .                             2145           705,704      6.
7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . .                             2150             7,960      7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) . . . . . . . . . . . . . . . . .                             2130            64,504      8.
9.  Customers' liability to this bank on acceptances outstanding . .                             2155           562,251      9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . .                             2143           283,716     10.
11. Other assets (from Schedule RC-F). . . . . . . . . . . . . . . .                             2160         1,997,778     11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . .                             2170        54,837,423     12.

_______________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:     The First National Bank of Chicago           Page RC-2
Call Date:               06/30/97
ST-BK:                   17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0303
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                         DOLLAR AMOUNTS IN
                                                                             THOUSANDS                       BIL MIL THOU
                                                                         -----------------                   ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) . . . . . . . . . . . . . . . . .                         RCON 2200       21,852,164      13.a
       (1) Noninterest-bearing(1). . . . . . . . . . . . . . . . . .    RCON 6631  9,474,510                                 13.a.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . . . . . .    RCON 6636 12,377,654                                 13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II). . . . . . . . . . . . . .                         RCFN 2200       13,756,280      13.b.
       (1) Noninterest bearing . . . . . . . . . . . . . . . . . . .    RCFN 6631    330,030                                 13.b.1
       (2) Interest-bearing. . . . . .       . . . . . . . . . . . .    RCFN 6636 13,426,250                                 13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                           RCFD 2800        3,827,159      14
15. a. Demand notes issued to the U.S. Treasury                                              RCON 2840           40,307      15.a
    b. Trading Liabilities(from Schedule RC-D) . . . . . . . . . . .                         RCFD 3548        4,985,577      15.b
16. Other borrowed money:
    a. With original maturity of one year or less. . . . . . . . . .                         RCFD 2332        2,337,018      16.a
    b. With original  maturity of than one year through three years.                              A547          265,393      16.b
    c.  With a remaining maturity of more than three years . . . . .                              A548          322,175      16.c
17. Not applicable
18. Bank's liability on acceptance executed and outstanding. . . . .                         RCFD 2920          562,251      18
19. Subordinated notes and debentures (2). . . . . . . . . . . . . .                         RCFD 3200        1,700,000      19
20. Other liabilities (from Schedule RC-G) . . . . . . . . . . . . .                         RCFD 2930          929,875      20
21. Total liabilities (sum of items 13 through 20) . . . . . . . . .                         RCFD 2948       50,618,199      21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus. . . . . . . . . .                         RCFD 3838                0      23
24. Common stock . . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 3230          200,858      24
25. Surplus (exclude all surplus related to preferred stock) . . . .                         RCFD 3839        2,948,616      25
26. a. Undivided profits and capital reserves. . . . . . . . . . . .                         RCFD 3632        1,059,214      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities. . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 8434           12,788      26.b.
27. Cumulative foreign currency translation adjustments. . . . . . .                         RCFD 3284           (2,252)     27
28. Total equity capital (sum of items 23 through 27). . . . . . . .                         RCFD 3210        4,219,224      28
29. Total liabilities and equity capital (sum of items 21 and 28). .                         RCFD 3300       54,837,423      29

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below
    that best describes the most comprehensive level of auditing work                                          Number
    performed for the bank by independent external auditors as of any                                          ------
    date during 1996 . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 6724           N/A         M.1.

1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company      5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing        auditors
    standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company            auditors
    (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in             8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

_______________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM T-1
                                       --------

                               STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

                                 ---------------------

                          THE FIRST NATIONAL BANK OF CHICAGO
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

         A NATIONAL BANKING ASSOCIATION                    36-0899825
                                                        (I.R.S. EMPLOYER
                                                      IDENTIFICATION NUMBER)

    ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS            60670-0126
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                          THE FIRST NATIONAL BANK OF CHICAGO
                         ONE FIRST NATIONAL PLAZA, SUITE 0286
                            CHICAGO, ILLINOIS   60670-0286
               ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                 ---------------------

                                    TDS CAPITAL III
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

     DELAWARE                                TO BE APPLIED FOR
    (STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)          IDENTIFICATION NUMBER)


    SUITE 4000
    30 NORTH LASALLE STREET
    CHICAGO, ILLINOIS                                 60602
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


                                 PREFERRED SECURITIES
                           (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

         (a)  NAME AND ADDRESS OF EACH EXAMINING OR
         SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         Comptroller of Currency, Washington, D.C.,
         Federal Deposit Insurance Corporation,
         Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

         (b)  WHETHER IT IS AUTHORIZED TO EXERCISE
         CORPORATE TRUST POWERS.

         The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR
         IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
         SUCH AFFILIATION.

         No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A
         PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.   A copy of the existing by-laws of the trustee.*

         5.   Not Applicable.

         6.   The consent of the trustee required by
              Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not Applicable.

         9.   Not Applicable.


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and the State of Illinois, on this 15th day of October, 1997.

              THE FIRST NATIONAL BANK OF CHICAGO,
              TRUSTEE

              By  /s/ John R. Prendiville
                 ------------------------
                   John R. Prendiville
                   Vice President


* EXHIBIT 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                 EXHIBIT 6



                    THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT


                                            October 15, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

    In connection with the qualification of an indenture between TDS Capital III and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                          Very truly yours,

                          THE FIRST NATIONAL BANK OF CHICAGO

                          By   /s/ John R. Prendiville
                             -------------------------
                               John R. Prendiville
                               Vice President

                                    EXHIBIT 7

Legal Title of Bank:     The First National Bank of Chicago           Page RC-1
Call Date:               06/30/97
ST-BK:                   17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0303
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                                 C400
                                                                         DOLLAR AMOUNTS IN                       ----
                                                                             THOUSANDS           RCFD        BIL MIL THOU
                                                                         -----------------       ----        ------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1) . . . .                             0081         4,415,563      1.a.
    b. Interest-bearing balances(2). . . . . . . . . . . . . . . . .                             0071         7,049,275      1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A) . .                             1754                 0      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D).                             1773         4,455,173      2.b.
3.  Federal funds sold and securities purchased under agreements to
    resell                                                                                       1350         4,604,233      3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RCFD 2122 24,185,099                                4.a.
    b. LESS: Allowance for loan and lease losses . . . . . . . . . .     RCFD 3123    423,419                                4.b.
    c. LESS: Allocated transfer risk reserve . . . . . . . . . . . .     RCFD 3128          0                                4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . .                             2125        23,761,680      4.d.
5.  Trading assets (from Schedule RD-D). . . . . . . . . . . . . . .                             3545         6,930,216      5.
6.  Premises and fixed assets (including capitalized leases) . . . .                             2145           705,704      6.
7.  Other real estate owned (from Schedule RC-M) . . . . . . . . . .                             2150             7,960      7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M) . . . . . . . . . . . . . . . . .                             2130            64,504      8.
9.  Customers' liability to this bank on acceptances outstanding . .                             2155           562,251      9.
10. Intangible assets (from Schedule RC-M) . . . . . . . . . . . . .                             2143           283,716     10.
11. Other assets (from Schedule RC-F). . . . . . . . . . . . . . . .                             2160         1,997,778     11.
12. Total assets (sum of items 1 through 11) . . . . . . . . . . . .                             2170        54,837,423     12.

_______________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:     The First National Bank of Chicago           Page RC-2
Call Date:               06/30/97
ST-BK:                   17-1630 FFIEC 031
Address:                 One First National Plaza, Ste 0303
City, State  Zip:        Chicago, IL  60670
FDIC Certificate No.:    0/3/6/1/8

SCHEDULE RC-CONTINUED

                                                                         DOLLAR AMOUNTS IN
                                                                             THOUSANDS                       BIL MIL THOU
                                                                         -----------------                   ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1) . . . . . . . . . . . . . . . . .                         RCON 2200       21,852,164      13.a
       (1) Noninterest-bearing(1). . . . . . . . . . . . . . . . . .    RCON 6631  9,474,510                                 13.a.1
       (2) Interest-bearing. . . . . . . . . . . . . . . . . . . . .    RCON 6636 12,377,654                                 13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and
       IBFs (from Schedule RC-E, part II). . . . . . . . . . . . . .                         RCFN 2200       13,756,280      13.b.
       (1) Noninterest bearing . . . . . . . . . . . . . . . . . . .    RCFN 6631    330,030                                 13.b.1
       (2) Interest-bearing. . . . . .       . . . . . . . . . . . .    RCFN 6636 13,426,250                                 13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                                           RCFD 2800        3,827,159      14
15. a. Demand notes issued to the U.S. Treasury                                              RCON 2840           40,307      15.a
    b. Trading Liabilities(from Schedule RC-D) . . . . . . . . . . .                         RCFD 3548        4,985,577      15.b
16. Other borrowed money:
    a. With original maturity of one year or less. . . . . . . . . .                         RCFD 2332        2,337,018      16.a
    b. With original  maturity of than one year through three years.                              A547          265,393      16.b
    c.  With a remaining maturity of more than three years . . . . .                              A548          322,175      16.c
17. Not applicable
18. Bank's liability on acceptance executed and outstanding. . . . .                         RCFD 2920          562,251      18
19. Subordinated notes and debentures (2). . . . . . . . . . . . . .                         RCFD 3200        1,700,000      19
20. Other liabilities (from Schedule RC-G) . . . . . . . . . . . . .                         RCFD 2930          929,875      20
21. Total liabilities (sum of items 13 through 20) . . . . . . . . .                         RCFD 2948       50,618,199      21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus. . . . . . . . . .                         RCFD 3838                0      23
24. Common stock . . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 3230          200,858      24
25. Surplus (exclude all surplus related to preferred stock) . . . .                         RCFD 3839        2,948,616      25
26. a. Undivided profits and capital reserves. . . . . . . . . . . .                         RCFD 3632        1,059,214      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale
       securities. . . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 8434           12,788      26.b.
27. Cumulative foreign currency translation adjustments. . . . . . .                         RCFD 3284           (2,252)     27
28. Total equity capital (sum of items 23 through 27). . . . . . . .                         RCFD 3210        4,219,224      28
29. Total liabilities and equity capital (sum of items 21 and 28). .                         RCFD 3300       54,837,423      29

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below
    that best describes the most comprehensive level of auditing work                                          Number
    performed for the bank by independent external auditors as of any                                          ------
    date during 1996 . . . . . . . . . . . . . . . . . . . . . . . .                         RCFD 6724           N/A         M.1.

1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified       external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank       authority)
2 = Independent audit of the bank's parent holding company      5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing        auditors
    standards by a certified public accounting firm which       6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company            auditors
    (but not on the bank separately)                            7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in             8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

_______________

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.